                                                                  EXHIBIT 10.48



                               AMENDMENT NO. 7 TO
                              AMENDED AND RESTATED
            REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT
                             AND RELATED DOCUMENTS

    THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT AND RELATED DOCUMENTS (the "Amendment") dated as of September 1, 1997, is made by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (successor by merger of NationsBank, National Association (South)), a national banking association (the "Lender"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as Agent for the Lender;

                              W I T N E S S E T H:

    WHEREAS, the Lender, by an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995, as amended by Amendment No. 1 dated as of June 30, 1995, by Amendment No. 2 dated March 28, 1996, by a letter agreement dated August 5, 1996, by Amendment No. 3 dated September 30, 1996, by Amendment No. 4 dated as of November 1, 1996, by Amendment No. 5 dated as of February 15, 1997 and by Amendment No. 6 dated as of March 24, 1997, as amended by letter dated June 30, 1997 (the "Agreement"), has agreed to make available and has made available to Borrower a Revolving Credit Facility (as defined in the Agreement) of up to $18,000,000 and a Term Loan (as defined in the Agreement) of $14,000,000; and

    WHEREAS, in connection with the loan by the Lender to the ESOP (as defined in the Agreement), the Borrower executed and delivered to the Lender the ESOP Guaranty (as defined in the Agreement); and

    WHEREAS, the Borrower has requested that the Revolving Credit Termination Date and the Term Loan Maturity Date provided for in the Agreement be extended as herein specified and that certain other terms and conditions of the Agreement be further amended as herein provided; and

    WHEREAS, the Lender is willing to extend the maturity dates on a short-term basis so long as certain provisions of the Agreement are further amended; and

    WHEREAS, the Lender and the Borrower have agreed to amend the Agreement in the manner set forth herein;

    NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

    1. The term "Agreement" as used herein and in the Agreement, the Guaranties, the Notes and the other Loan Documents (each as defined in the Agreement), and the term "Revolving Credit Agreement" as used in the ESOP Guaranty and the other ESOP Loan Documents (as defined in the Agreement) shall mean the Agreement as heretofore and hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein and in the other Loan Documents without definition shall have the respective meanings provided therefor in the Agreement.

    2. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof, the Agreement shall be and hereby is amended as follows:

       (a) The definition of "Applicable Interest Addition" in Section 1.01 is amended in its entirety so that as amended it shall read as follows:

         "'Applicable Interest Addition'" means, for each Revolving Credit Loan that bears interest at a LIBOR Rate that percent per annum, which shall be based upon the Consolidated EBITDA for the two, three and four quarter periods ending on the dates specified below:

                        TWO              THREE              FOUR              FOUR              FOUR
                      QUARTERS          QUARTERS          QUARTERS          QUARTERS          QUARTERS
                       ENDING            ENDING            ENDING            ENDING            ENDING        INTEREST
                      9/30/97           12/31/97          3/31/98           6/30/98           9/30/98        ADDITION
                  ----------------  ----------------  ----------------  ----------------  ----------------  -----------
Consolidated      a) Less than      a) Less than      a) Less than      a) Less than      a) Less than           2 1/2%
EBITDA               $6,500,000        $10,000,000       $14,000,000       $16,000,000       $18,000,000
is
                  b) Equal to or    b) Equal to or    b) Equal to or    b) Equal to or    b) Equal to or         2 1/4%
                     Greater than      Greater than      Greater than      Greater than      Greater than
                     $6,500,000        $10,000,000       $14,000,000       $16,000,000       $18,000,000
                     but Less than     but Less than     but Less than     but Less than     but Less than
                     $8,000,000        $12,000,000       $16,000,000       $18,000,000       $20,000,000

                  c) Equal to or    c) Equal to or    c) Equal to or    c) Equal to or    c) Equal to or         2%
                     Greater than      Greater than      Greater than      Greater than      Greater than
                     $8,000,000        $12,000,000       $16,000,000       $18,000,000       $20,000,000

         The Applicable Interest Addition shall be established at the end of each of the above periods (the "Determination Date") beginning September 30, 1997. Any change in the Applicable Interest Addition shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 8.01, subject to review and approval of such computations by the Agent, and shall be effective commencing on the day following the date such certificate is received, until the day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur. If the Borrower shall fail to deliver any such certificate within the time period required by Section 8.01, then the Applicable Interest Addition shall be 2 1/2% until the appropriate certificate is delivered. From the date of Amendment No. 7 to this Agreement until the receipt of the certificate for the period ending September 30, 1997, the Applicable Interest Addition shall be 2.5%."

         (b)   The definitions of "Revolving Credit Termination Date" in
     Section 1.01 is hereby amended in its entirety so that as amended it shall read as follows:

               "'Revolving Credit Termination Date' means the earlier of
         (i) October 1, 1998, (ii) the occurrence of a Significant Recapitalization Event, (iii) termination of Lenders' obligations pursuant to Section 10.01 upon the occurrence of an Event of Default, or (iv) such date as the Borrower may voluntarily permanently terminate the Revolving Credit Facility by payment in full of all Obligations (including the discharge of all Obligations of NationsBank and the Lenders with respect to the Letters of Credit and Participation);"

         (c) The definition of "Term Loan Maturity Date" in Section 1.01 is hereby amended in its entirety so that as amended it shall read as follows:

               "'Term Loan Maturity Date' means the earlier of (i) October 1, 1998, (ii) the occurrence of a Significant Recapitalization Event or
         (iii) such date as the Term Loans shall become due and payable pursuant to Section 10.01 upon the occurrence of an Event of Default or (iv) such date as the Borrower shall pay in full the Term Loan;"

         (d) A new definition, "Significant Recapitalization Event", is added to Section 1.01 immediately following the definition of "Single Employer Plan" which definition shall read as follows:

               "'Significant Recapitalization Event' means, with respect to the Borrower and its Subsidiaries, a debt or equity offering generating minimum gross proceeds of $15,000,000;"

         (e) A new definition, "Minimum Liquidity", is added to Section 1.01 immediately following the definition of "Maturity Extension Conditions" which definition shall read as follows:

               "'Minimum Liquidity' means, with respect to the Borrower and its Subsidiaries, the sum of cash or cash equivalents and amounts available under the Revolving Credit Facility;"


         (f) Section 9.02 is hereby amended by deleting the quarterly Consolidated EBITDA chart and substituting in lieu thereof the following:


                                                        Consolidated
               "Fiscal Quarter Ending                       EBITDA
               ----------------------                   -------------

               September 30, 1997                       $  3,400,000

               December 31, 1997                        $  3,800,000
               March 31, 1998                           $  4,000,000
               June 30, 1998                            $  4,200,000
               September 30, 1998                       $  4,400,000"


         (g) Article IX is hereby amended by adding a new financial covenant after Section _________ which financial covenant shall read as follows:

               "9._______ Minimum Liquidity. Permit Minimum Liquidity to be less than $4,000,000."

         (h) Section 10.01(o) is hereby amended by deleting the clause "February 28, 1998" and substituting in lieu thereof the clause "October 1, 1998".

         (i) Section 10.01(p) is hereby amended in its entirety so that as amended it shall read as follows:

               (p) if the Borrower shall not have executed and delivered to the Agent by September 30, 1997 a second Warrant Certificate and a second Warrant Agreement evidencing the Agent's right to purchase up to 291,918 shares of the Borrower's common stock, par value $.001 per share ("Common Stock"), subject to the terms and conditions thereof."


     3. (a) Notwithstanding the terms and conditions of the Warrant Agreement and Warrant Certificate executed and delivered by Borrower to Lender in connection with Amendment No. 6 to the Agreement (the "Amendment No. 6 Warrants"), Lender hereby (i) irrevocably waives any adjustments to the number of shares of Borrower's common stock issuable under the amendment No. 6 Warrants and any adjustments to the exercise price therefor in connection with the issuance by Borrower of any additional warrants to Lender in connection with this Amendment (the "Amendment No. 7 Warrants") or in connection with the exercisability of the Amendment No. 7 Warrants and (ii) agrees and stipulates that to the extent any provisions of the Amendment No. 6 Warrants may be interrupted in any manner inconsistent with the waiver set forth in clause (i) above, Lender hereby irrevocably waives any rights to any adjustments based upon any such interpretations.

     (b) Further, for purposes of the terms and conditions of the Amendment No. 6 Warrants and the Amendment No. 7 Warrants, any substantial amendment and restatement of the terms of the Credit Agreement which, in effect and operation, is the substantial equivalent of the establishment of a new credit facility, shall operate as a satisfaction of, and not an amendment to, the Obligations hereunder.

    4. Subject to and upon satisfaction of the conditions set forth in paragraph 6 hereof, Section 5.10 of the ESOP Guaranty shall be and hereby is amended as follows:

         (a) Section 5.02 is hereby amended by deleting the quarterly Consolidated EBITDA chart and substituting in lieu thereof the following:

                                                        Consolidated
               "Fiscal Quarter Ending                       EBITDA
               ----------------------                   -------------

               September 30, 1997                       $  3,400,000
               December 31, 1997                        $  3,800,000
               March 31, 1998                           $  4,000,000
               June 30, 1998                            $  4,200,000
               September 30, 1998                       $  4,400,000"

         (b) Section 6.01(n) is hereby amended by deleting the clause "February 28, 1998" and substituting in lieu thereof the clause "October 1, 1998".

         (c) Section 6.01(o) hereby in is amended in its entirety so that as amended it shall read as follows:

              "(o)   if the Guarantor shall not have executed and delivered
               to the Agent by September 30, 1997 a Warrant Certificate and a Warrant Agreement evidencing the Agent's right to purchase up to 291,918 shares of the Guarantor's common stock, par value $.001 per share ("Common Stock"), subject to the terms and conditions thereof."

    5. Each of the Subsidiaries of the Borrower who has previously delivered a Guaranty to the Agent has joined in the execution of this Amendment for the purposes of consenting to this Amendment and affirming its guaranty and of the Obligations of Borrower arising under the Agreement and the other Loan Documents as amended by this Amendment, and of its other undertakings and obligations under each of the other Loan Documents and ESOP Loan Documents to which it is a signatory.

    6. The Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof the Agreement has been re-examined by the Borrower and:

        (i) The representations and warranties made by the Borrower therein and in the other Loan Documents (including the Schedules to the Agreement and the other Loan Documents) as modified to give effect to the information contained in the disclosure schedules delivered by the Borrower (the "Vitas Disclosure Schedules") in connection with its execution and delivery of the Apria Acquisition Agreement and the financial and other information previously provided to the Agent and the Lender by the Borrower in writing (the "Vitas Information"), are true, complete and correct in all material respects on and as of the date hereof, and shall survive the execution and delivery of this Amendment;

        (ii) The execution, delivery and performance of this Amendment will not conflict with or result in the breach of any of the provisions of, or cause a default under, the Articles of Incorporation or Bylaws of the Borrower, or any applicable law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative agency or other government instrumentality to which the Borrower or any Subsidiary is subject or any agreement or instrument to which the Borrower or any Subsidiary is a party, the effect of which would have any material adverse effect on the ability of the Borrower or any Guarantor to observe the covenants and agreements contained in the Agreement or in any other Loan Document or any of the CHC Transaction Documents or to pay the Obligations, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Borrower or any Subsidiary.

    7.   As conditions to the effectiveness of this Amendment:

         A.   the Borrower shall have delivered to the Agent:

              (a) counterparts of this Amendment duly executed by the Borrower and each of the Guarantors; and

              (b) such other documents and certifications as the Agent or the Lender may reasonably request.

         B. there shall not have occurred either (i) any Default or Event of Default which shall not have been waived or (ii) any material adverse change in the business, financial condition or operations of the Borrower or any Subsidiary since September 30, 1996, except as disclosed in the Vitas Disclosure Schedules, the Vitas Information and other than the termination of the Apria Transaction.

    8. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.

    9. Except as specifically amended, modified or supplemented by this Amendment, all of the other documents delivered in connection with the Loans, as heretofore amended, shall remain in full force and effect according to their respective terms.

    10. Should any stamp or excise tax become payable under the laws of the United States or of any state or any subdivision thereof or municipality therein in respect of this Amendment, the Borrower shall pay the same (including interest penalties, if any) and shall hold the Lender and the Agent harmless with respect thereto.

    11. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            VITAS HEALTHCARE CORPORATION

WITNESS:

                                            By: /s/ David Wester
-------------------------                      -------------------------------
                                            Name:  David Wester
                                                 -----------------------------
-------------------------                   Title: Chief Financial Officer
                                                  ----------------------------

                                   GUARANTORS:

                                        VITAS HEALTHCARE CORPORATION
                                        OF FLORIDA


                                        By: /s/ David Wester
                                           -------------------------------
                                        Name:  David Wester
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------



                                        VITAS HEALTHCARE CORPORATION
                                        OF OHIO


                                        By: /s/ David Wester
                                           -------------------------------
                                        Name:  David Wester
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------



                                        VITAS HEALTHCARE CORPORATION
                                        OF PENNSYLVANIA


                                        By: /s/ David Wester
                                           -------------------------------
                                        Name:  David Wester
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------



                                        VITAS HEALTHCARE CORPORATION
                                        OF CALIFORNIA


                                        By: /s/ David Wester
                                           -------------------------------
                                        Name:  David Wester
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------



                                        VITAS HEALTHCARE CORPORATION
                                        OF CENTRAL FLORIDA


                                        By: /s/ David Wester
                                           -------------------------------
                                        Name:  David Wester
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------

                                        NATIONSBANK, NATIONAL ASSOCIATION,
                                        as Agent


                                        By: /s/ Allison Freeland
                                           -----------------------------------
                                        Name: Allison Freeland
                                             ---------------------------------
                                        Title: Senior Vice President
                                              --------------------------------


                                        NATIONSBANK, NATIONAL ASSOCIATION,
                                        as Lender


                                        By: /s/ Allison Freeland
                                           -----------------------------------
                                        Name: Allison Freeland
                                             ---------------------------------
                                        Title: Senior Vice President
                                              --------------------------------
                                       6